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                                                                    Exhibit 23.2


                         Consent of Independent Auditors

         We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 of our report dated February 17, 1998 appearing on page 37 of Chromatics Color Sciences International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998 and later amendments. We also consent to the reference to us under the heading "Experts".

                                            /s/ Wiss & Company

                                            WISS & COMPANY, LLP
Livingston, New Jersey 07039
February 7, 2000